Exhibit 99.1

Acacia Pharma Group PLC

THIS ANNOUNCEMENT CONTAINS REGULATED INFORMATION

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

FOR IMMEDIATE RELEASE

9 June 2022, 1.00 p.m. (Brussels time)

RECOMMENDED ACQUISITION

of

ACACIA PHARMA GROUP PLC

by

EAGLE PHARMACEUTICALS, INC.

to be effected by means of a scheme of arrangement under Part 26 of the Companies Act 2006

Scheme becoming effective

Acacia Pharma Group PLC (the “Company” or “Acacia”) and Eagle Pharmaceuticals, Inc. (“Eagle”) are pleased to announce, in relation to the recommended acquisition of Acacia by Eagle by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”), that the Scheme has today become effective following the delivery of the Court Order to the Registrar of Companies at Companies House.

The delisting of Acacia Shares and the cancellation of admission to trading of Acacia Shares on Euronext Brussels takes effect today, 9 June 2022.

Holders of Scheme Shares who appeared on Acacia’s register of members at 6.00 p.m. (London, UK time) on 8 June 2022 will be entitled to receive €0.68 in cash and 0.0049 New Eagle Shares for each Scheme Share held. Settlement of the consideration in relation to the Scheme is expected to be effected on or before 23 June 2022. For further details, reference is made to the the scheme document issued by Acacia on 26 April 2022 and available on its website at www.acaciapharma.com/investors/shareholder-meetings (the “Scheme Document”).

Unless otherwise defined, all capitalised terms in this announcement (the “Announcement”) shall have the meaning given to them in the Scheme Document.

Enquiries

Eagle Pharmaceuticals, Inc.	Tel: +1 (201) 326-5300

Scott Tarriff

William Blair (Financial Adviser to Eagle)	Tel: +1 (312) 236 1600

Christian Hodneland, Eugene Kim, Ty Weston

In-Site Communications, Inc. (PR Adviser to Eagle)	Tel: +1 (212) 452-2793

Lisa M. Wilson

Acacia Pharma Group plc	Tel: +1 317 505 1280

Mike Bolinder

Greenhill (Joint Financial Adviser to Acacia)	Tel: +44 20 7198 7400

Kevin Costantino, Rupert Hill, Dean Rodrigues, James Warr

Jefferies (Joint Financial Advisor to Acacia)	Tel: +44 7827 953950

Gil Bar-Nahum

MEDiSTRAVA Consulting (PR Adviser to Acacia)	Tel: +44 20 3928 6900

Frazer Hall, Mark Swallow, David Dible

Cooley (UK) LLP is acting as legal adviser to Eagle in connection with the Scheme. NautaDutilh BV is acting as legal adviser to Eagle in connection with Belgian law. Sullivan & Cromwell LLP is acting as legal adviser to Acacia in connection with the Scheme. Eubelius CVBA is acting as legal adviser to Acacia in connection with Belgian law and its listing on Euronext Brussels.

Important notice

This Announcement is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Scheme or otherwise, nor the announcement of a forthcoming solicitation of any offer to acquire or dispose of securities or of any vote or approval, nor shall there be any sale, issuance or transfer of securities of Acacia or Eagle in any jurisdiction. The information contained in this Announcement should not be construed to constitute any form of advice or recommendation, including but not limited to investment, tax, legal or other advice, and should not be relied upon as the basis for any decision or action.

The Scheme will be implemented solely pursuant to the terms of the Scheme Document, which contains the full terms and conditions of the Scheme, including details of how to vote in respect of the Scheme. Any voting decision or response in relation to the Scheme should be made only on the basis of the information contained in the Scheme Document and the Forms of Proxy.

The Scheme Document has been prepared in accordance with and for the purpose of complying with applicable English law and information disclosed may not be the same as that which would have been disclosed if the Scheme Document had been prepared in accordance with the laws of jurisdictions outside England and Wales.

The Scheme is governed by English law and is not a public takeover bid within the meaning of the Belgian Act of 1 April 2007 on public takeover bids. To the extent relevant, the Scheme Document has been prepared in compliance with the Company’s obligations as a company listed on Euronext Brussels. Neither this Announcement nor the Scheme Document is a prospectus or a prospectus-equivalent document. This Announcement and the Scheme Document have not been submitted to nor approved by the Belgian Financial Services and Markets Authority.

Disclaimers

William Blair is acting as financial adviser exclusively for Eagle and no one else in connection with the Scheme; will not regard any other person as a client in relation to the Scheme and will not be responsible to anyone other than Eagle for providing the protections afforded to clients of William Blair or its affiliates, nor for providing advice in relation to the Scheme or any other matters referred to in this Announcement. Neither William Blair nor any of its affiliates, directors or employees owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, consequential, whether in contract, in tort, in delict, under statute or otherwise) to any person who is not a client of William Blair in connection with this Announcement, any statement contained herein, the Scheme or otherwise.

Greenhill and Jefferies are acting as joint financial advisers exclusively for Acacia and no-one else in connection with the Scheme; will not regard any other person as a client in relation to the Scheme and will not be responsible to anyone other than Acacia for providing the protections afforded to clients of Greenhill, Jefferies or their respective affiliates, nor for providing advice in relation to the Scheme or any other matters referred to in this Announcement.

Overseas Jurisdictions

The release, publication or distribution of this Announcement or the Scheme Document, or any copy thereof, in or into jurisdictions other than the UK and Belgium may be restricted by law and therefore any persons who are resident in, or who are subject to the law of, any jurisdiction other than the UK and Belgium should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or Belgium to vote their Acacia Shares with respect to the Scheme at the Court Meeting, or to appoint another person as proxy to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person.

Copies of this Announcement, the Scheme Document and any other formal documentation relating to the Scheme are not being and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send such documents in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of the Scheme.

Further details in relation to Overseas Shareholders are contained in the Scheme Document.

Notice to US investors

US Holders should note that the Scheme relates to shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English law and which will be subject to the procedural and disclosure requirements and practices applicable in the UK to schemes of arrangement, which are different from those that may be applicable in the United States. The financial information included in this Announcement and the Scheme Document, if any, has been prepared in accordance with International Financial Reporting Standards, and thus may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the US.

Securities may not be offered or sold in the United States unless registered under the US Securities Act, and applicable state securities laws or exempt from such registration. In reliance on the exemption provided by section 3(a)(10) of the US Securities Act, the issuance of the New Eagle Shares to be issued pursuant to the Scheme has not been and will not be registered with the SEC under the US Securities Act.

Neither the SEC nor any US state securities commission has approved or disapproved of the New Eagle Shares to be issued in connection with the Scheme, or determined if this Announcement is accurate or complete or has passed upon the fairness or the merits of the proposal described herein. Any representation to the contrary is a criminal offence in the United States.

Each Acacia Shareholder is urged to consult his or her tax adviser regarding the tax consequences of the Scheme applicable to him or her.

It may be difﬁcult for US investors to enforce their rights and any claim arising out of the US federal securities laws, as Acacia is incorporated under the laws of England and Wales, some of its ofﬁcers and directors may be residents of, and some or all of its assets are or may be located in, a non-US jurisdiction. US investors may not be able to sue a non-US company or its ofﬁcers or directors in a non-US court for violations of the US securities laws. Further, it may be difﬁcult to compel a non-US company and its afﬁliates to subject themselves to a US court’s judgment.

Forward looking statements

This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Scheme, and other information published by Acacia, the Acacia Group, Eagle and/or the Eagle Group contain statements, which are, or may be deemed to be, “forward-looking statements”. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Acacia, the Acacia Group, Eagle and/or the Eagle Group (as applicable) about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements.

The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Scheme on Acacia, the Acacia Group, Eagle or the Eagle Group (including their future prospects, developments and strategies), the expected timing and scope of the Scheme and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. These statements include, but are not limited to, statements regarding future events such as: the strategic fit of Barhemsys® and Byfavo® with Eagle’s specialised hospital-based salesforce; statements regarding the addressable market size and commercial potential for Barhemsys® and Byfavo® and other products or product candidates; the expected structure, anticipated synergies, terms, timing and closing of the Scheme; Eagle’s marketing, product development, partnering and growth strategy, including relating to the commercialisation of Barhemsys® and Byfavo®, and the ability of Acacia’s technology and know-how to help Eagle achieve its strategy; the expectation that the addition of Barhemsys® and Byfavo® will be accretive to Eagle, and the timing thereof; the expected sources of financing for the Scheme and the cash resources of Eagle; the ability of Eagle to expand the application of the Acacia products; the timing, scope or likelihood and timing of regulatory filings and approvals from the FDA for Eagle’s product candidates, including landiolol; the ability of Barhemsys® and Byfavo® to address unmet clinical needs; the ability of Barhemsys® to offer significant economic savings to hospitals and ambulatory centres; the ability of Byfavo® to offer potential health and economic benefits and enable shorter procedure times and greater patient throughput; the ability of the Scheme to create value for Eagle’s shareholders; and the ability of Eagle’s executive team to execute on Eagle’s strategy and build stockholder value.

Although Acacia and Eagle believe that the expectations reflected in such forward-looking statements are reasonable (other than where expressly disclaimed), none of Acacia, the Acacia Group, Eagle and/or the Eagle Group can give any assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to: changes in the global political, economic, business and competitive environments (including, but not limited to, the impacts of the COVID-19 pandemic and geopolitical events such as the ongoing conflict between Ukraine and Russia and related sanctions against Russia); delay in, or inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; interruptions or other adverse effects to clinical trials; legal or regulatory developments and changes, including, but not limited to, changes in environmental and health and safety regulations; government actions; foreign exchange rate and interest rate fluctuations; changes in tax rates; weak, volatile or illiquid capital and/or credit markets; market position of the companies comprising the Acacia Group; earnings; financial position; cash flows; return on capital and operating margins; anticipated investments; the ability of Eagle and/or the Acacia Group to obtain capital/additional finance; an unexpected decline in revenue or profitability; retention of senior management; the maintenance of labour relations; fluctuations in commodity prices and other input costs; operating and financial restrictions as a result of financing arrangements; changes in consumer habits and preferences, including a reduction in demand by customers; competitive product and pricing pressures; future business combinations or disposals; success of business and operating initiatives; changes in the level of capital investment; manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic or other events on Eagle or Acacia’s business, financial condition and results of operations; unforeseen expenses or liabilities or other market factors; whether Eagle will successfully implement its development plan for, and successfully market and commercialise, its product candidates; the success of relationships with partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any products or that may have an impact on any of Eagle or Acacia’s products; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; the strength and enforceability of Eagle or Acacia’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in the early stages of drug development and in conducting clinical trials; satisfaction of the Scheme’s closing conditions; factors in addition to the foregoing that may impact Eagle or Acacia’s expectations, including, among other things, any potential business development transactions, acquisitions, restructurings or legal settlements, in addition to any unanticipated factors, that may cause actual results and outcomes to materially differ; and other risks and uncertainties, including those identified in the “Risk Factors” section of Eagle's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2022, as updated by Eagle’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 9, 2022, and its other subsequent filings with the SEC.

Other unknown or unpredictable factors could cause actual results to differ materially from those expected, estimated or projected in the forward-looking statements. If any one or more of these risks or uncertainties materialises or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward-looking statements should therefore be construed in the light of such factors.

None of Acacia, the Acacia Group, Eagle nor the Eagle Group, nor any of their respective associates or directors, officers, employees or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Given these risks and uncertainties, you are cautioned not to place any reliance on these forward-looking statements.

Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated and there may be additional changes to the operations of the Acacia Group. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

Other than in accordance with their legal or regulatory obligations, none of Acacia, the Acacia Group, Eagle or the Eagle Group is under any obligation, and each of the foregoing expressly disclaim any intention or obligation to update or to revise any forward-looking statements other than as required by law or by the rules of any competent regulatory authority, whether as a result of new information, future events or otherwise.

No profit forecasts or estimates

No statement in this Announcement, or incorporated by reference in this Announcement, is intended as a profit forecast, profit estimate or quantified benefits statement for any period and no statement in this Announcement should be interpreted to mean that earnings or earnings per Acacia Share or per share of common stock of Eagle, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per Acacia Share or per share of common stock of Eagle, as appropriate.

Hard copies

Acacia Shareholders may request a hard copy of this Announcement and any information incorporated into it by reference to another source in hard copy form by writing to Acacia Pharma Group PLC, The Officers’ Mess Royston Road, Duxford, Cambridge, England, CB22 4QH or by calling Anne-Marie Elsley, the Company Secretary, on +44 1223 919760, during normal business hours. A hard copy of this Announcement will not be sent unless so requested. Acacia Shareholders may also request that all future documents, announcements and information sent in relation to the Scheme should be sent in hard copy form, again by writing to the address set out above or by calling the telephone number above.